Carbon Collective Short Duration Green Bond ETF
Schedule of Investments
October 31, 2025 (Unaudited)

CORPORATE BONDS - 90.6%	Principal	Value
Auto Manufacturers - 2.3%
Toyota Motor Corp., 4.45%, 06/30/2030	$500,000	$506,190

Auto Parts & Equipment - 3.3%
LG Energy Solution Ltd.
5.63%, 09/25/2026 (a)	400,000	404,153
5.75%, 09/25/2028 (a)	300,000	310,635
		714,788

Banks - 22.0%
BNP Paribas SA, 1.68% (SOFR + 0.91%), 06/30/2027 (a)	500,000	491,288
Fifth Third Bancorp, 1.71% (SOFR + 0.69%), 11/01/2027	500,000	487,263
JPMorgan Chase & Co., 6.07% (SOFR + 1.33%), 10/22/2027	800,000	814,273
M&T Bank Corp., 4.83% to 01/16/2028 then SOFR + 0.93%, 01/16/2029	500,000	505,738
Mizuho Financial Group, Inc., 3.26% (1 yr. CMT Rate + 1.25%), 05/22/2030	500,000	483,435
Norinchukin Bank, 5.09%, 10/16/2029 (a)	500,000	510,722
PNC Financial Services Group, Inc., 4.76% (SOFR + 1.09%), 01/26/2027	1,000,000	1,001,067
State Street Corp., 5.75% (SOFR + 1.35%), 11/04/2026	500,000	500,000
		4,793,786

Computers - 3.1%
HP, Inc., 2.65%, 06/17/2031	750,000	675,737

Electric - 25.3%(b)
AES Corp., 1.38%, 01/15/2026	1,000,000	993,743
Avangrid, Inc., 3.80%, 06/01/2029	500,000	492,100
Dominion Energy, Inc., 2.25%, 08/15/2031	1,150,000	1,021,255
New York State Electric & Gas Corp., 5.05%, 08/15/2035 (a)	1,000,000	1,007,715
Public Service Co. of Oklahoma, 2.20%, 08/15/2031	1,150,000	1,016,515
Southern Power Co., 0.90%, 01/15/2026	500,000	496,582
Wisconsin Power and Light Co., 3.95%, 09/01/2032	500,000	481,193
		5,509,103

Electronics - 3.5%
Jabil, Inc., 4.25%, 05/15/2027	750,000	750,414

Energy - Alternate Sources - 1.2%
Hanwha Energy USA Holdings Corp., 4.38%, 07/02/2028 (a)	250,000	251,884

Environmental Control - 0.5%
Ambipar Lux Sarl, 9.88%, 02/06/2031 (a)	497,000	111,977

Investment Companies - 8.7%
HA Sustainable Infrastructure Capital, Inc., 6.15%, 01/15/2031	1,700,000	1,744,693
HAT Holdings I LLC / HAT Holdings II LLC, 3.38%, 06/15/2026 (a)	161,000	159,499
		1,904,192

Private Equity - 3.8%
Brookfield Finance, Inc., 2.72%, 04/15/2031	900,000	823,059

REITs - 6.1%
Boston Properties LP, 2.55%, 04/01/2032	1,000,000	866,221
Equinix, Inc., 1.55%, 03/15/2028	500,000	471,147
		1,337,368

Semiconductors - 7.1%
Micron Technology, Inc., 2.70%, 04/15/2032	900,000	803,269
NXP BV / NXP Funding LLC / NXP USA, Inc.
3.40%, 05/01/2030	300,000	287,792
2.50%, 05/11/2031	500,000	450,383
		1,541,444

Software - 2.0%
Autodesk, Inc., 2.40%, 12/15/2031	500,000	443,935

Telecommunications - 1.7%
Verizon Communications, Inc., 2.85%, 09/03/2041	500,000	361,566
TOTAL CORPORATE BONDS (Cost $19,822,098)		19,725,443

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 8.5%	Shares
First American Government Obligations Fund - Class X, 4.03% (c)	1,860,032	1,860,032
TOTAL MONEY MARKET FUNDS (Cost $1,860,032)		1,860,032

TOTAL INVESTMENTS - 99.1% (Cost $21,682,130)		21,585,475
Other Assets in Excess of Liabilities - 0.9%		196,102
0.0%	0.0%	$21,781,577

Principal amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

CMT - Constant Maturity Treasury
REIT - Real Estate Investment Trust
SOFR - Secured Overnight Financing Rate

(a)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of October 31, 2025, the value of these securities total $3,247,872 or 14.9% of the Fund’s net assets.

(b)
To the extent that the Fund invests more heavily in particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	The rate shown represents the 7-day annualized yield as of October 31, 2025.

Summary of Fair Value Disclosure as of October 31, 2025 (Unaudited)

Carbon Collective Short Duration Green Bond ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of October 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$–	$19,725,443	$–	$19,725,443
Money Market Funds	1,860,032	–	–	1,860,032
Total Investments	$1,860,032	$19,725,443	$–	$21,585,475

Refer to the Schedule of Investments for further disaggregation of investment categories.